                                                            EXHIBIT 24

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

                      /s/ Paul A. Allaire
                     --------------------
                     Paul A. Allaire

Dated: 9/17/97
       --------

                           POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

                  /s/ Frans H.J.J. Andriessen
                  ---------------------------
                  Frans H.J.J. Andriessen

Dated:  9/17/97
        --------

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

                                   /s/ Duane L. Burnham
                                  ----------------------
                                  Duane L. Burnham

Dated:  9/17/97
       -----------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

                      /s/ Charles W. Coker
                     ----------------------
                     Charles W. Coker

Dated:  9/17/97
       ---------

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

                     /s/ Willie D. Davis
                    ----------------------
                     Willie D. Davis

Dated:  9/17/97
        ---------

                            POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

                  /s/ Allen F. Jacobson
                 -------------------------
                  Allen F. Jacobson

Dated:  9/17/97
       ----------

                           POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                 /s/ Vernon E. Jordan, Jr.
               ----------------------------
                Vernon E. Jordan, Jr.

Dated:  9/17/97
       ---------

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

                 /s/ James L. Ketelsen
               -------------------------
                James L. Ketelsen

Dated:  9/17/97
        -------

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

                   /s/ Hans B. van Liemt
                  -----------------------
                   Hans B. van Liemt

Dated:  9/17/97
       ---------

                            POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute, may lawfully do or cause to be done by virtue herself.

                      /s/ Joan D. Manley
                    ----------------------
                     Joan D. Manley

Dated:  9/17/97
       ----------

                           POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                   /s/ Newton N. Minow
                ------------------------
                  Newton N. Minow

Dated:  9/17/97
       -----------

                           POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                   /s/ Sir Arvi H. Parbo A. C.
                  -----------------------------
                  Sir Arvi H. Parbo A. C.

Dated:  9/17/97
       ----------

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute, may lawfully do or cause to be done by virtue herself.


                    /s/ Rozanne L. Ridgway
                   -----------------------
                    Rozanne L. Ridgway

Dated:  9/17/97
        ---------

                             POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

                   /s/ Richard L. Thomas
                 -------------------------
                  Richard L. Thomas

Dated:  9/17/97
        ----------

                                  POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                  /s/ John H. Bryan
                                  ------------------------------
                                  John H. Bryan

Dated:   9/17/97
     -------------------

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                  /s/ C. Steven McMillan
                                  -------------------------
                                  C. Steven McMillan

Dated:   9/17/97
     --------------

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                  /s/ Michael E. Murphy
                                  ------------------------------
                                  Michael E. Murphy

Dated:   9/17/97
     --------------

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                  /s/ Donald J. Franceschini
                                  -----------------------------------
                                  Donald J. Franceschini

Dated:   9/17/97
     --------------

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending June 28, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                  /s/ Frank L. Meysman
                                  ------------------------------
                                  Frank L. Meysman

Dated:   9/17/97
     --------------